                                                                    EXHIBIT 99.1


ComBanc, Inc reported a net loss for the fourth quarter of 2003 in the amount of $784,000 or $(0.35) per common share versus net income of $308,000 or $0.14 per common share in the third quarter of 2003. The decrease in net income for the fourth quarter was significantly driven by the $1,840,000 loan loss provision, bringing the allowance for loan losses to 2.97% of total loans at December 31, 2003.

The Company posted a net loss of $586,000 or $(0.26) per common share for the year ended December 31, 2003 compared with net income of $1,625,000 or $0.73 per common share for the year ended December 31, 2002. Again, the primary reason for the decrease in net income was the $3,205,000 increase in the provision for loan losses.

Total Delinquent and Nonaccrual Loans as of December 31, 2002 stood at $16,920,000, as compared to $6,900,000 as of December 31, 2003. This decrease represents a 59.22% improvement.

The Company's net interest income increased from $1,783,000 in the third quarter 2003 to $1,873,000 in the forth quarter 2003, although it decreased from $7,805,000 for the year 2002 to $7,452,000 for the year 2003. The net interest margin for 2003 was 3.89% compared to 3.98% for 2002. This decline was due to a decrease in the yield on earning assets, which was not fully offset by the decrease in the Company's cost of funds. The improvement in net interest income in the fourth quarter 2003 compared to the third quarter 2003 was due to the improved yield in the taxable investment portfolio. This improvement was due to the slowing of prepayments, thus causing premium amortization to decrease significantly.

Noninterest income increased by $514,000 or 43.9% in 2003 compared to 2002. This increase was the result of an increase in the gain on the sale of loans of $248,000 or 102.5% and an increase in service charges on deposit accounts of $51,000 or 10.5%. Noninterest income for the fourth quarter decreased $208,000 or 40.1% due to the reduction in the gain on sale of loans of $141,000. As interest rates leveled, mortgage refinances slowed, causing the gain on sale of loans to decrease.

Noninterest expense increased to $6,138,000 in 2003 from $5,824,000 in 2002. This $314,000 increase was mainly due to an increase in salaries and employee benefits of $101,000, in particular, group insurance costs, which increased $142,000 or 30.0%. Noninterest expense in the fourth quarter 2003 increased $146,000 compared to the third quarter 2003. This increase was the result of a $76,000 increase in salaries and employee benefits and a $44,000 increase in audit and exam fees. Audit and exam fees increased as a direct result of an outside loan review that management has committed to in order to bring any troubled loans in the portfolio to the surface.

Total Gross Loans decreased 8.09% or $11,335,000 from $140,091,000 at December 31, 2002 to $128,756,000 at December 31, 2003. The breakdown of the loan portfolio is detailed in Table 2 below. Significant changes in the portfolio included the decrease in the 1-4 Family residential loans secured by first liens, from $39,939,000 at December 31, 2002 to $35,112,000 at December 31, 2003, which was the result of selling these mortgages to FHLMC. As can be seen in Table 1, secondary market lending to FHLMC continued to grow at a rapid rate in 2003. The Bank chose to sell these loans to maintain a competitive low interest rate and to offer a long-term product to consumers. Although these loans are no longer an interest earning asset to the institution, these loans were sold at a gain and will continue to generate service fee income at .25% per month over the life of the loan. Another significant change in the portfolio included a $1,217,000 increase in the real estate secured by nonfarm, nonresidential properties. This increase was due to management's desire to increase loans secured by real estate which tend to be less risky in nature. The $3,981,000 commercial loan decrease was primarily due to the higher risk that these loans carry in a sluggish economy. As these loans were refinanced, they were priced to encourage a controlled amount of runoff. The consumer installment loan decrease was primarily due to the desire to reduce indirect auto loans, which by their nature tend to involve greater risk.

TABLE 1:  Analysis of Loan Portfolio Composition


LOAN TYPE                                     12/31/2003         12/31/2002           CHANGE           %
Construction/Land Development              $          7,305    $         7,542     $        (237)     -3.14%
R/E Secured by Farmland                               4,598              4,627               (29)     -0.63%
Revol Open-end 1-4 Family LOC                         5,294              5,476              (182)     -3.32%
1-4 Secured by first                                 35,112             39,939            (4,827)    -12.09%
1-4 Secured by Junior                                   550                869              (319)    -36.71%
R/E Secured by Multi Family R/E                       3,179              3,219               (40)     -1.24%
R/E Secured by Nonfarm, Nonres                       46,977             45,760             1,217       2.66%
Ag Loans                                              2,449              2,302               147       6.39%
Commercial Loans                                     12,607             16,588            (3,981)    -24.00%
Municipal Loans                                       1,100              1,340              (240)    -17.91%
Master Card Loans                                       566                622               (56)     -9.00%
Other Consumer                                            7                  1                 6     600.00%
Consumer Loans                                        8,993             11,795            (2,802)    -23.76%
Overdrafts                                               19                 11                 8      72.73%
                                         --------------------------------------------------------------------
   Total Loans                                      128,756            140,091           (11,335)     -8.09%
Loan Loss Reserve                                     3,825              2,050             1,775      86.59%
                                         --------------------------------------------------------------------
   Total Net Loans                         $        124,931    $       138,041     $     (13,110)     -9.50%
                                         ====================================================================
Serviced FHLMC Mortgages                             63,460             45,589            17,871      39.20%
                                         --------------------------------------------------------------------
   Total Loans Serviced                    $        188,391    $       183,630     $       4,761       2.59%
                                         ====================================================================

The Allowance for Loan Losses, at December 31, 2003 was 2.97% of total loans compared to 1.46% at December 31, 2002. This $1,775,000 increase from December 31, 2002 is summarized in Table 2 below.

TABLE 2:  Analysis of Allowance for Loan Losses


(Dollars in Thousands)

                                                                                 Year Ended December 31,
                                                           2003            2002           2001            2000            1999
                                                        ----------      ----------      ----------      ----------      ----------
Balance of Allowance at Beginning of Year               $    2,050      $    1,815      $    1,331      $    1,832      $    1,800
                                                        ----------      ----------      ----------      ----------      ----------
Loans Actually Charged Off -
    Real Estate - Construction                                 141               -               -               -               -
    Real Estate - Mortgage                                     444             317               -               -               -
    Commercial, Financial and Agricultural                   1,706             811             281              96             106
    Installment and Credit Card                                284             307             548             890             258
                                                        ----------      ----------      ----------      ----------      ----------
                                                             2,575           1,435             829             986             364
                                                        ----------      ----------      ----------      ----------      ----------
Recoveries of Loans Previously Charged Off -
    Real Estate - Construction                                   -               -               -               -               -
    Real Estate - Mortgage                                       -               -              11               -               -
    Commercial, Financial and Agricultural                      75             599             458              10               -
    Installment and Credit Card                                 95              96              54              55              36
                                                        ----------      ----------      ----------      ----------      ----------
                                                               170             695             523              65              36
                                                        ----------      ----------      ----------      ----------      ----------
Net Charge-Offs (Recoveries)                                 2,405             740             306             921             328
                                                        ----------      ----------      ----------      ----------      ----------
Addition to Allowance Charged to Expense                     4,180             975             790             420             360
                                                        ----------      ----------      ----------      ----------      ----------
Balance of Allowance at Year-End                        $    3,825      $    2,050      $    1,815      $    1,331      $    1,832
                                                        ==========      ==========      ==========      ==========      ==========
Ratio of Net Charge-Offs to Avg. Loans Outstanding            1.79%           0.51%           0.18%           0.55%           0.21%
Ratio of Allowance for Credit Losses to Total Loans           2.97%           1.46%           1.15%           0.79%           1.14%

Although there have been significant charge-offs in 2003, there have been drastic improvements in loan delinquencies. The following table shows the change in delinquencies.


TABLE 3:  Analysis of Delinquencies

                                                          12/31/2003     12/31/2002     12/31/2001      12/31/2000     12/31/1999
Past due 30 to 89 days and still accruing                 $     2,758   $      6,672   $      9,863    $      4,502   $      2,004
Past due 90 days or more and still accruing                        68            798          2,810           2,587          2,413
Nonaccrual                                                      3,529          8,456          3,455             542            712
                                                        ---------------------------------------------------------------------------
     Total delinquencies                                  $     6,355   $     15,926   $     16,128    $      7,631   $      5,129
                                                        ===========================================================================
Total Delinquencies as a percentage of total loans               4.94%         11.37%         10.31%           4.50%          3.17%

Total deposits decreased $6,659,000 or 3.72% from December 31, 2002 to December 31, 2003. Table 4 below shows a breakdown of deposits by type at both December 31, 2002 and December 31, 2003. The reduction in total deposits is the result of an extremely competitive local market for Time Deposits and the internal movement of deposit accounts into Repurchase Agreements which offer additional security for balances over the FDIC insurance limit and offer a higher rate of interest.

TABLE 4:  Deposit Balances by Type

DEPOSIT TYPE                                 12/31/2003         12/31/2002        DIFFERENCE         %
Non-interest Bearing DDA                   $      15,758      $      16,090      $       (332)     -2.06%
NOW Accounts                                      25,016             25,927              (911)     -3.51%
MMKT Savings                                      12,139              9,546             2,593      27.16%
Savings                                           33,094             30,546             2,548       8.34%
Time Deposits                                     86,225             96,782           (10,557)    -10.91%
                                         -----------------------------------------------------------------
   Total Deposits                          $     172,232      $     178,891      $     (6,659)     -3.72%
                                         =================================================================

Total equity capital decreased $1,792,000 or 7.4% from December 31, 2002 to December 31, 2003. This decrease is the result of a decrease in retained earnings of $1,338,000, which is comprised of a net loss of $586,000 and the payment of $752,000 in dividends. Accumulated other comprehensive income decreased by $454,000 as the result of a decrease in the value of the investment portfolio. As interest rates rise, the value of the investment portfolio will continue to decrease.

ABOUT COMBANC, INC.

ComBanc, Inc. is a publicly held bank holding company based in Delphos, Ohio and is located on the Internet at http://www.commercialbank.com. ComBanc, Inc's common stock symbol is COBI.

The Company currently has 5,000,000 shares of stock authorized, 2,376,000 shares issued and 2,211,014 shares outstanding. ComBanc, Inc's wholly owned subsidiary is

The Commercial Bank. The Bank offers a full range of financial services through its offices in Allen County in Northwest Ohio.

FORWARD LOOKING STATEMENTS

The Company has made, and may continue to make, various forward-looking statements with respect to interest rate sensitivity analysis, credit quality and other financial and business matters for 2004 and, in certain instances, subsequent periods. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements for periods subsequent to 2004 are subject to greater uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements. In addition to those factors previously disclosed by the Company and those factors identified elsewhere herein, the following factors could cause actual results to differ materially from such forward looking statements: the extent and timing of actions of the Federal Reserve, changes in economic conditions, continued pricing pressures on loan and deposit products, actions of competitors, customer's acceptance of the Company's products and services, the extent and timing of legislative and regulatory actions and reforms, changes in accounting principals, technological changes and increased technology costs, downturn in demand for loan and deposit products, and changes in the interest rate environment that reduce interest margins. The Company's forward-looking statements speak only as the date on which such statements are made. By making any forward-looking statements, the Company assumes no duty to update them to reflect new, changing or unanticipated events or circumstances.

                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO


                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                ($ in thousands)

                                                              December 31,       December 31,
                                   ASSETS                        2003               2002
                                   ------                    -------------      -------------
                                                              (unaudited)
Cash and Due from Banks                                      $       8,297      $      12,301
Federal Funds Sold                                                   9,708              4,624
                                                             -------------      -------------
        Cash and Cash Equivalents                                   18,005             16,925
Investment Securities -
    Available for Sale                                              55,052             54,396
Loans Held for Resale                                                    -                728
Loans                                                              128,756            140,091
Allowance for Loan Losses                                           (3,825)            (2,050)
                                                             -------------      -------------
        Net Loans                                                  124,931            138,041
Premises and Equipment                                               4,432              4,689
Other Assets                                                         5,313              3,251
                                                             -------------      -------------
        Total Assets                                         $     207,733      $     218,030
                                                             =============      =============

                    LIABILITIES AND SHAREHOLDERS' EQUITY
                    ------------------------------------

Deposits
    Noninterest Bearing                                      $      15,758      $      16,090
    Interest Bearing                                               156,474            162,801
                                                             -------------      -------------
        Total Deposits                                             172,232            178,891
Other Liabilities                                                      754              1,123
Short Term Borrowings                                                7,540              5,946
Long Term Debt                                                       4,649              7,720
                                                             -------------      -------------
        Total Liabilities                                          185,175            193,680
                                                             -------------      -------------
Commitments and Contingent Liabilities                                   -                  -
Shareholders' Equity -
    Common Stock - No Par Value
    5,000,000 shares authorized, 2,376,000 issued
        and 2,211,014 outstanding                                    1,237              1,237
    Capital Surplus                                                  1,513              1,513
    Retained Earnings                                               22,034             23,371
    Accumulated Other Comprehensive Income                             491                946
    Treasury Stock - 164,986 shares at cost                         (2,717)            (2,717)
                                                             -------------      -------------
        Total Shareholders' Equity                                  22,558             24,350
                                                             -------------      -------------
        Total Liabilities and Shareholders' Equity           $     207,733      $     218,030
                                                             =============      =============

    The accompanying notes are an integral part of the condensed consolidated financial statements

                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO


                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     ($ in thousands, except per share data)

                                                                     Fourth Quarter     Third Quarter
                                                                         2003                2003
                                                                     -------------      -------------
                                                                               (unaudited)
Interest Income:
    Interest and Fees on Loans                                       $       2,010      $       2,058
    Interest and Dividends on Investments -
        Taxable                                                                419                362
        Tax-Exempt                                                             149                139
    Interest on Federal Funds Sold                                              24                 21
    Interest on Deposits with Financial Institutions                             -                  1
                                                                     -------------      -------------
            Total Interest Income                                            2,602              2,581
                                                                     -------------      -------------

Interest Expense:
    Interest on Deposits                                                       638                701
    Interest on Short-Term Borrowings                                           25                 27
    Interest on Long-Term Debt                                                  66                 70
                                                                     -------------      -------------
            Total Interest Expense                                             729                798
                                                                     -------------      -------------
            Net Interest Income                                              1,873              1,783
    Provision for Loan Losses                                                1,840                430
                                                                     -------------      -------------
Net Interest Income after Provision for Loan Losses                             33              1,353

Other Income:
    Service Charges on Deposit Accounts                                        128                138
    Net Realized Gains on Sales of Available-for-sale securities                 8                  -
    Gain on Sale of Loans                                                       32                173
    Other Operating Income                                                     135                200
                                                                     -------------      -------------
            Total Other Income                                                 303                511
                                                                     -------------      -------------

Other Expenses:
    Salaries and Employee Benefits                                             786                710
    Net Occupancy                                                              184                183
    Other Operating Expenses                                                   620                550
                                                                     -------------      -------------
            Total Other Expenses                                             1,590              1,443
                                                                     -------------      -------------

Income - before Income Tax (Credit)/Expense                                 (1,254)               421
    Income Tax (Credit)/Expense                                               (470)               113
                                                                     -------------      -------------
Net Income/(Loss)                                                    $        (784)     $         308
                                                                     =============      =============
Earnings Per Share                                                   $       (0.35)     $        0.14
Cash Dividends Per Share                                             $        0.00      $        0.10

    The accompanying notes are an integral part of the condensed consolidated financial statements

                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO

                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     ($ in thousands, except per share data)

                                                                        For the Three Months Ended
                                                                               December 31,
                                                                     --------------------------------
                                                                                (unaudited)

                                                                         2003               2002
                                                                     -------------      -------------
Interest Income:
    Interest and Fees on Loans                                       $       2,010      $       2,394
    Interest and Dividends on Investments -
        Taxable                                                                419                469
        Tax-Exempt                                                             149                160
    Interest on Federal Funds Sold                                              24                 49
    Interest on Deposits with Financial Institutions                             -                  -
                                                                     -------------      -------------
            Total Interest Income                                            2,602              3,072
                                                                     -------------      -------------

Interest Expense:
    Interest on Deposits                                                       638              1,005
    Interest on Short-Term Borrowings                                           25                  9
    Interest on Long-Term Debt                                                  66                128
                                                                     -------------      -------------
            Total Interest Expense                                             729              1,142
                                                                     -------------      -------------
            Net Interest Income                                              1,873              1,930
    Provision for Loan Losses                                                1,840                475
                                                                     -------------      -------------
Net Interest Income after Provision for Loan Losses                             33              1,455

Other Income:
    Service Charges on Deposit Accounts                                        128                126
    Net Realized Gains on Sales of Available-for-sale securities                 8                  8
    Gain on Sale of Loans                                                       32                133
    Other Operating Income                                                     135                 64
                                                                     -------------      -------------
            Total Other Income                                                 303                331
                                                                     -------------      -------------

Other Expenses:
    Salaries and Employee Benefits                                             786                744
    Net Occupancy                                                              184                165
    Other Operating Expenses                                                   620                528
                                                                     -------------      -------------
            Total Other Expenses                                             1,590              1,437
                                                                     -------------      -------------

Income - before Income Tax Expense                                          (1,254)               349
    Income Tax (Credit)/Expense                                               (470)                75
                                                                     -------------      -------------
Net Income                                                           $        (784)     $         274
                                                                     =============      =============
Earnings Per Share                                                   $       (0.35)     $        0.12
Cash Dividends Per Share                                             $        0.00      $        0.14

    The accompanying notes are an integral part of the condensed consolidated financial statements

                          COMBANC, INC. AND SUBSIDIARY
                                  DELPHOS, OHIO


                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     ($ in thousands, except per share data)

                                                                           For the Years Ended
                                                                               December 31,
                                                                     --------------------------------
                                                                     (unaudited)

                                                                         2003               2002
                                                                     -------------      -------------
Interest Income:
    Interest and Fees on Loans                                       $       8,519      $      10,469
    Interest and Dividends on Investments -
        Taxable                                                              1,635              1,619
        Tax-Exempt                                                             581                657
    Interest on Federal Funds Sold                                              94                277
    Interest on Deposits with Financial Institutions                             1                  1
                                                                     -------------      -------------
            Total Interest Income                                           10,830             13,023
                                                                     -------------      -------------

Interest Expense:
    Interest on Deposits                                                     2,952              4,619
    Interest on Short-Term Borrowings                                           82                 63
    Interest on Long-Term Debt                                                 344                536
                                                                     -------------      -------------
            Total Interest Expense                                           3,378              5,218
                                                                     -------------      -------------
            Net Interest Income                                              7,452              7,805
    Provision for Loan Losses                                                4,180                975
                                                                     -------------      -------------
Net Interest Income after Provision for Loan Losses                          3,272              6,830

Other Income:
    Service Charges on Deposit Accounts                                        535                484
    Net Realized Gains on Sales of Available-for-sale securities                 8                  8
    Gain on Sale of Loans                                                      490                242
    Other Operating Income                                                     653                438
                                                                     -------------      -------------
            Total Other Income                                               1,686              1,172
                                                                     -------------      -------------

Other Expenses:
    Salaries and Employee Benefits                                           3,150              3,049
    Net Occupancy                                                              731                699
    Other Operating Expenses                                                 2,258              2,076
                                                                     -------------      -------------
            Total Other Expenses                                             6,139              5,824
                                                                     -------------      -------------

Income - before Income Tax (Credit)/Expense                                 (1,181)             2,178
    Income Tax (Credit)/Expense                                               (595)               553
                                                                     -------------      -------------
Net Income/(Loss)                                                    $        (586)     $       1,625
                                                                     =============      =============
Earnings Per Share                                                   $       -0.26      $        0.73
Cash Dividends Per Share                                             $        0.34      $        0.50

    The accompanying notes are an integral part of the condensed consolidated financial statements